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                                                                  EXHIBIT 10.49

             FOURTH AMENDMENT TO PREFERRED STOCKHOLDERS' AGREEMENT

  THIS AMENDMENT (this "Amendment") is executed to be effective as of
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December 31, 1998 (the "Effective Date") among ALTA SUBORDINATED DEBT PARTNERS
                        --------------
III, L.P., BANCBOSTON INVESTMENTS INC., GRANT M. WILSON, SYNCOM CAPITAL CORPORATION, ALLIANCE ENTERPRISE CORPORATION, ALFRED C. LIGGINS, III, as successor in interest to Greater Philadelphia Venture Capital Corporation, Inc., OPPORTUNITY CAPITAL CORPORATION, MEDALLION CAPITAL, INC., TSG VENTURES L.P. and FULCRUM VENTURE CAPITAL CORPORATION (collectively, the "Investors"), RADIO ONE, INC. (the "Company") and RADIO ONE LICENSES, INC., a subsidiary of the Company, and ALFRED C. LIGGINS, CATHERINE L. HUGHES and JERRY A. MOORE III (the "Management Stockholders"), with reference to that certain Preferred
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Stockholders' Agreement (as amended, supplemented and otherwise modified from time to time, the "Agreement") entered into as of May 14, 1997 by and among the
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Investors, the Company, and the Management Shareholders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

                                 R E C I T A L S:
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  WHEREAS, the Agreement imposes certain affirmative and negative covenants on the Company;

  WHEREAS, after reviewing certain information provided by the Company concerning performance during 1998 and expected expenditures, the Investors are willing to amend the Agreement to provide for modifications to the covenants subject to performance and observance in full of each of the covenants, conditions and other terms set forth below.;

  WHEREAS, pursuant to Section 12.1 of the Agreement, holders of the majority of the outstanding shares of Preferred Stock, are permitted to make certain amendments the Agreement;

  WHEREAS, the substance of this amendment is such that the holders of a majority of the outstanding shares of Preferred Stock are permitted to amend the Agreement; and

  WHEREAS, the undersigned Investors, Alta Subordinated Debt Partners III, L.P. ("Alta") and BancBoston Investments, Inc. ("BancBoston"), together hold a majority of the outstanding shares of Preferred Stock.

  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

  Section 1.   AMENDMENTS TO AGREEMENT

  Subject to the terms and conditions set forth herein, and in reliance upon the representations of the Company herein contained, the Agreement is hereby amended as follows:

     (a) Section 4.3 of the Agreement is hereby deleted in its entirety and is replaced with the following:

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     Except for those capital expenditures described on Appendix A hereto, the
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  Company will not make, incur, assume or otherwise become liable for Capital
  Expenditures in excess of $300,000 for any fiscal period, except that the amount shall be $2,300,000 for fiscal year 1998; provided, however, that if
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  the Company does not incur Capital Expenditures in an aggregate amount of
  $300,000 during any fiscal year period, the Company may add such unused portion of permitted Capital Expenditures to the amount of the Capital Expenditure allotment for the following fiscal year period.


  Section 2.   REPRESENTATIONS AND WARRANTIES.

  In order to induce the Investors to enter into this Amendment, Company represents and warrants to the Investors that the representations and warranties contained in Section 2 of the Agreement are true, correct and complete in all
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material respects on and as of the date hereof to the same extent as though made on and as of such date, except for changes that were consented to in writing by the Investors.


  Section 3.   MISCELLANEOUS

     (a) Ratification and Confirmation of Agreement. Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of the Agreement or as a waiver of any right, power or remedy of the Investors under the Agreement. Without limiting the generality of the foregoing, the amendments set forth in Section 1 above shall be limited
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precisely as set forth above, and nothing in this Amendment shall be deemed
(i) to constitute a waiver of compliance by the Company with respect to any other provision or condition of the Agreement or (ii) to prejudice any right or remedy that the Investors may now have or may have in the future under or in connection with the Agreement.

     (b) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (c) Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     (d) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              RADIO ONE, INC.


                              By: /s/ Alfred C. Liggins, III
                                  ------------------------------
                                  Name:   Alfred C. Liggins, III
                                  Title:  President


                              RADIO ONE LICENSES, INC.


                              By: /s/ Alfred C. Liggins, III
                                 ---------------------------------
                                  Name:   Alfred C. Liggins, III
                                  Title:  President


                              ALTA SUBORDINATED DEBT
                                 PARTNERS III, L.P.

                                 By: Alta Subordinated Debt Management III,
                                     L.P., its General Partner


                              By:  /s/ Brian W. McNeill
                                  -----------------------------
                                  Name:   Brian W. McNeill
                                  Title:  General Partner


                              BANCBOSTON INVESTMENTS INC.


                              By:  /s/ Sanford Anstey
                                 ------------------------------
                                  Name:   Sanford Anstey
                                  Title:









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